UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

1/31

Date of reporting period:    1/31/11

Item 1.  Reports to Stockholders.

ANNUAL REPORT

THE BIONDO FUNDS

ANNUAL REPORT
JANUARY 31, 2011

1-800-672-9152
www.thebiondogroup.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholder,

2010 was another solid year for equity market participants, although much bumpier than 2009.  The year began strong, as the first quarter saw continued momentum from the bounce back year of 2009. The spring and summer months were tumultuous to say the least, but led to a very strong finish in what ended up being a fairly good year for the equity markets. In short, those willing to stay the course were well rewarded with respectable gains for the year.

Major headlines for 2010 included the oil spill disaster in the Gulf, European debt concerns, threat of a double-dip recession and waning approval ratings for the current administration.  Despite the media, the equity markets posted a solid year of returns.

Looking forward, corporate America remains in solid shape.  After learning many lessons from the downturn earlier in the decade, most companies took swift and decisive action during the financial crisis of 2008, slashing spending at unprecedented rates.  The result has been impressive profitability as we come out of the recessionary sag, allowing equity investors to recoup the losses of 2008.

Publicly traded companies are for the most part in financially healthy shape.  We are witnessing debt levels at their lowest levels in percentage terms since the 1950’s.  In the fourth quarter, nearly $1 trillion sat in the coffers of US companies, and merger and acquisition activity is on the rise.  Productivity gains have been strong, but appear to be running out of steam as margins are near historically peak levels.

The unemployment rate has remained uncomfortably elevated.  Although job creation remains a concern, it is our view that we will witness progress at this point in the cycle as companies now have some more visibility from a political perspective, particularly concerning issues like healthcare reform and tax policy.  As companies begin to hire, we anticipate stronger economic growth in 2011 in terms of GDP than seen in 2010.  The consumer balance sheet appears to be getting healthier, as individuals continue to pay down debt and tighten spending for the first time in decades.

While we believe that real GDP will increase at a greater rate than in 2010, growth will not be as robust as would normally be seen at this point in a typical recovery.  This is because housing—which is typically a major contributor to growth in the early stages of a recovery—is stuck in a rut.  It may no longer subtract from growth, but it will likely not make a major contribution to the recovery in 2011.  The problem was an oversupply of housing, not inadequate demand.  The policy response from Washington of having a homebuyer tax credit was a mistake, exacerbating the problem because it didn’t get people to buy existing homes; it got them to build new ones.  A double-edged solution for housing and jobs would have been to provide funding to states and municipalities to buy up homes and destroy them. Instead, the pain has been prolonged.

Regardless of housing, a foundation for long-term growth exists.  One bright spot of the recovery so far, has been in nonresidential investment.  Specifically, businesses have been making improvements to their processes and systems to enhance worker productivity.  This means that the labor market recovery has been much slower than the 14.5 million unemployed would like, but for the 139 million who are employed, increased productivity can be beneficial in the long run.  Productivity tends to be the best predictor of workers’ pay, not to mention long-term, higher productivity leads to higher compensation.  It’s also one reason U.S. workers tend to make more money and enjoy higher standards of living than workers in developing nations.  However in the short term, we think growth will not be adequate to take the unemployment rate much below 9.0% in 2011, due to the focus on efficiency.

We expect that fund flows will dramatically shift in 2011 away from fixed income and into equities.  As we have stated many times in the past, money eventually goes where it will be treated best.  Given the unprecedented low yields on fixed income, the opportunity for economic growth and the relatively inexpensive valuations offered by equities, the risk-reward equation favors equities over fixed income to a greater degree today than we can recall.

Turning our attention to the companies we own and our current positioning, we are in excellent shape. Our companies should grow earnings by an average of over 25% in 2011 which should offer another year of healthy returns.  As interest rates rise, it is our view that Financials should outpace other sectors in the market.  We have accordingly concentrated our positions in financial services companies that are well-run, cheap on a historical basis and have excellent growth opportunities emerging from the morass of 2008.  Our overweight stance in Financials certainly caused the Funds to lose ground in 2010 relative to the S&P 500, but we believe this will be to our benefit in 2011.

Commodities and energy-related companies posted solid gains in 2010 and we see that trend remaining in place as we head into 2011.  These are both emerging economy and weak dollar-related plays and have been displaying strong relative strength characteristics over the past few months.  From a relative strength perspective, Domestic Equities remain in the driver’s seat as we head into 2011.  More specifically, mid- and large-sized growth equities appear to be outperforming other areas of the market.

At this point in the market cycle, we believe that less emphasis will be placed on smaller companies.  Institutional ownership of large-cap stocks has been below historical averages the last several years and outsized returns should now come from moving up the market capitalization spectrum.  While mega-caps appear to be growth challenged in our view, we have positioned the Funds predominantly in large- and mid-sized companies.  We continue to focus on companies that are global in nature and poised to take advantage of the trends in emerging economies.

We are clearly optimistic regarding the equity markets in 2011.  Although we are sure to hit some speed-bumps along the way, we are confident in the way we are positioned as we begin the year.  We will make adjustments to individual holdings as the markets dictate and will continue to search out new opportunities throughout the year.  We appreciate the opportunity to enhance your financial well-being and look forward to a great year.

Very Truly Yours,

Joseph P. Biondo

Joseph R. Biondo

Joseph P. Biondo

Joseph R. Biondo

Chief Investment Officer

Chief Executive Officer

SOURCES: Mortgage News Daily, U.S. Department of Labor, The New York Times, Thomson Reuters

Current performance may be lower or higher than the performance data quoted.   Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  Past performance does not guarantee future results.  The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until May 31, 2012, to ensure that the net annual fund operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation) will not exceed 1.50% and 2.25%, for the Investor Class and Class C, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Board of Trustees (the “Board” or “Trustees”) may terminate this expense reimbursement arrangement at any time.  Please review the Fund's prospectus for more detail on the expense waiver.  Results shown reflect the waiver, without which the results could have been lower.   A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-877-BIONDOS (246-6367).  0396-NLD-2/23/2011

The Biondo Growth Fund

PORTFOLIO REVIEW (Unaudited)

January 31, 2011

The Fund’s performance figures* for the period ending January 31, 2011, compared to its benchmarks:

	Six Months	One Year	Three Year	Inception** - January 31, 2011	Inception*** - January 31, 2011
The Biondo Growth Fund – Investor Shares	14.89%	14.35%	-2.91%	-0.09%	N/A
The Biondo Growth Fund – Class C Shares	14.45%	N/A	N/A	N/A	4.10%
Russell 3000 Growth Total Return Index	21.14%	25.83%	3.29%	3.84%	12.77%
S&P 500 Total Return Index	17.93%	22.19%	-0.05%	1.79%	9.38%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.   Performance figures for periods greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-800-672-9152.

** Investor Shares inception date is May 3, 2006.

*** Class C Shares inception date is April 9, 2010.

The Fund’s Top Ten Sectors are as follows:

Sectors	% of Net Assets	Sectors	% of Net Assets
Banks	12.8%	Software	6.4%
Oil & Gas Services	12.5%	Internet	5.8%
Healthcare-Products	12.1%	Machinery-Diversified	4.3%
Auto Manufacturers	10.2%	Commercial Services	3.8%
Biotechnology	7.1%	Other, Cash & Cash Equivalents	18.2%
Computers	6.8%		100.0%

The Biondo Focus Fund

PORTFOLIO REVIEW (Unaudited)

January 31, 2011

The Fund’s performance figures* for the period ending January 31, 2011, compared to its benchmarks:

	Six Months	Inception** - January 31, 2011
The Biondo Focus Fund	14.70%	6.10%
Russell 3000 Growth Total Return Index	21.14%	15.13%
S&P 500 Total Return Index	17.93%	12.13%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-800-672-9152.

** Inception date is March 17, 2010.

The Fund’s Top Ten Sectors are as follows:

Sectors	% of Net Assets	Sectors	% of Net Assets
Banks	24.2%	Mining	4.5%
Biotechnology	14.5%	Commercial Services	3.9%
Healthcare-Products	11.4%	Oil & Gas Services	3.0%
Auto Manufacturers	10.3%	Telecommunications	2.3%
Electrical Components & Equipment	6.9%	Other, Cash & Cash Equivalents	14.3%
Computers	4.7%		100.0%

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS
January 31, 2011
Shares		Value

	COMMON STOCK & WARRANTS - 96.3%
	AEROSPACE/DEFENSE - 1.9%
30,000	BE Aerospace, Inc. *	$ 1,160,700

	AUTO MANUFACTURERS - 8.6%
225,000	Ford Motor Co. *	3,588,750
225,000	Ford Motor Co. - Warrants @ $9.20, Due 1/1/13 *	1,642,500
		5,231,250
	AUTO PARTS & EQUIPMENT - 3.1%
50,000	Johnson Controls, Inc.	1,919,500

	BANKS - 12.8%
100,000	Bank of America Corp. - Warrants @ $13.30, Due 1/16/19 *	752,000
15,000	Goldman Sachs Group, Inc. (The)	2,454,300
325,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 *	4,745,000
		7,951,300
	BIOTECHNOLOGY - 7.1%
15,000	Dendreon Corp. *	525,600
15,000	Illumina, Inc. *	1,040,100
30,000	United Therapeutics Corp. *	2,039,400
20,000	Vertex Pharmaceuticals, Inc. *	777,800
		4,382,900
	CHEMICALS - 0.7%
5,000	Agrium, Inc.	441,950

	COMMERCIAL SERVICES - 3.8%
10,000	Mastercard, Inc. - Cl. A	2,365,100

	COMPUTERS - 6.8%
12,500	Apple, Inc. * +	4,241,500

	ELECTRICAL COMPONENTS & EQUIPMENT - 2.7%
50,000	Universal Display Corp. *	1,692,000

	ELECTRONICS - 1.0%
20,000	Gentex Corp.	641,400

	HEALTHCARE-PRODUCTS - 12.1%
25,000	Edwards Lifesciences Corp. *	2,107,250
30,000	IDEXX Laboratories, Inc. *	2,151,000
10,000	Intuitive Surgical, Inc. *	3,229,100
		7,487,350

See accompanying notes to financial statements.

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2011
Shares		Value
	INTERNET - 5.8%
25,000	Akamai Technologies, Inc. *	$ 1,208,000
4,000	Google, Inc. - Cl. A *	2,401,440
		3,609,440
	MACHINERY-DIVERSIFIED - 4.3%
25,000	Cummins, Inc. +	2,647,000

	OIL & GAS - 1.3%
10,000	Transocean Ltd. *	799,300

	OIL & GAS SERVICES - 12.5%
27,500	Core Laboratories NV	2,509,650
70,000	Dresser-Rand Group, Inc. *	3,215,100
45,000	Halliburton Co.	2,025,000
		7,749,750
	RETAIL - 1.8%
24,000	Yum! Brands, Inc.	1,122,240

	SEMICONDUCTORS - 3.2%
32,500	Rovi Corp. *	2,007,200

	SOFTWARE - 6.4%
12,500	Salesforce.com, Inc. * +	1,614,250
27,500	VMware, Inc. - Cl. A * +	2,351,800
		3,966,050
	TELECOMMUNICATIONS - 0.4%
5,000	QUALCOMM, Inc.	270,650

	TOTAL COMMON STOCK & WARRANTS (Cost - $43,782,711)	59,686,580

Principal
	BONDS & NOTES - 2.5%
	AUTO MANUFACTURERS - 1.6%
$ 500,000	Ford Motor Co. Convertible, 4.25%, Due 11/15/16	956,250

	DIVERSIFIED FINANCIAL SERVICES - 0.9%
600,000	Goldman Sachs Capital, 6.345%, Due 2/15/34	572,455

	TOTAL BONDS & NOTES (Cost - $912,735)	1,528,705

See accompanying notes to financial statements.

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2011
Shares		Value
	SHORT-TERM INVESTMENTS - 2.3%
	MONEY MARKET FUND - 2.3%
1,407,749	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.00% **
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,407,749)	$ 1,407,749

	TOTAL INVESTMENTS - 101.1% (Cost - $46,103,195)(a)	$ 62,623,034
	LIABILITIES LESS OTHER ASSETS - (1.1%)	(684,564)
	NET ASSETS - 100.0%	$ 61,938,470

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $46,353,162 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 16,526,570
	Unrealized Depreciation:	(371,223)
	Net Unrealized Appreciation:	$ 16,155,347

* Non-Income producing security.
** Money market fund: interest rate reflects seven-day effective yield on January 31, 2011.
+ Subject to written option.

Schedule of Options Written
January 31, 2011
Number of
Contracts***	Security, Expiration Date, Exercise Price	Value
25	Apple, Inc., February 2011, Call @ $330	$ 32,000
50	Cummins, Inc., February 2011, Call @ $100	48,700
25	Salesforce.com, Inc., February 2011, Call @ $125	18,375
50	VMware, Inc., February 2011, Call @ $85	15,450
	Total Options Written	$ 114,525
	(Premiums received $128,355)(a)
***Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS
January 31, 2011
Shares		Value

	COMMON STOCK & WARRANTS - 85.7%
	AUTO MANUFACTURERS - 10.3%
80,000	Ford Motor Co. *	$ 1,276,000
85,000	Ford Motor Co. - Warrants @ $9.20, Due 1/1/13 *	620,500
7,000	General Motors Co. *	255,430
		2,151,930
	BANKS - 24.2%
140,000	Bank of America Corp. - Warrants @ $13.30, Due 1/16/19 *	1,052,800
4,000	Goldman Sachs Group, Inc. (The)	654,480
212,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 *	3,095,200
25,000	Wells Fargo & Co. - Warrants @ $34.01, Due 10/28/18 *	265,750
		5,068,230
	BIOTECHNOLOGY - 14.5%
10,000	Amgen, Inc. *	550,800
7,000	Celgene Corp. *	360,710
10,000	Dendreon Corp. *	350,400
1,500	Genzyme Corp. *	110,025
20,000	Illumina, Inc. *	1,386,800
3,000	United Therapeutics Corp. *	203,940
2,000	Vertex Pharmaceuticals, Inc. *	77,780
		3,040,455
	COMMERCIAL SERVICES - 3.9%
3,500	Mastercard, Inc. - Cl. A	827,785

	COMPUTERS - 4.7%
2,900	Apple, Inc. *	984,028

	ELECTRICAL COMPONENTS & EQUIPMENT - 6.9%
42,500	Universal Display Corp. *	1,438,200

	HEALTHCARE-PRODUCTS - 11.4%
10,000	Edwards Lifesciences Corp. *	842,900
2,900	Intuitive Surgical, Inc. * +	936,439
40,000	MAKO Surgical Corp. *	620,800
		2,400,139
	MINING - 4.5%
20,000	Molycorp, Inc. * +	936,200

	OIL & GAS SERVICES - 3.0%
7,000	Core Laboratories NV	638,820

See accompanying notes to financial statements.

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2011
Shares		Value
	TELECOMMUNICATIONS - 2.3%
9,000	QUALCOMM, Inc.	$ 487,170

	TOTAL COMMON STOCK & WARRANTS (Cost - $16,716,068)	17,972,957

	SHORT-TERM INVESTMENTS - 17.2%
	MONEY MARKET FUND - 17.2%
3,608,841	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.00% **
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,608,841)	3,608,841

	TOTAL INVESTMENTS - 102.9% (Cost - $20,324,909)(a)	$ 21,581,798
	LIABILITIES LESS OTHER ASSETS - (2.9%)	(615,508)
	NET ASSETS - 100.0%	$ 20,966,290

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $20,184,888 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 1,607,275
	Unrealized depreciation:	(287,465)
	Net unrealized appreciation:	$ 1,319,810
* Non-Income producing security.
** Money market fund: interest rate reflects seven-day effective yield on January 31, 2011.
+ Subject to written option.

Schedule of Options Written
January 31, 2011
Number of
Contracts***	Security, Expiration Date, Exercise Price	Value
12	Intuitive Surgical, Inc., April 2011, Call @ $350	$ 8,100
100	Molycorp, Inc., February 2011, Call @ $40	69,000
	Total Options Written	$ 77,100
	(Premiums received $206,520)(a)
***Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

The Biondo Funds
STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2011

	The Biondo Growth Fund	The Biondo Focus Fund
ASSETS
Investment securities:
At cost	$ 46,103,195	$ 20,324,909
At value	$ 62,623,034	$ 21,581,798
Cash at broker	-	13,883
Receivable for Fund shares sold	43,642	16,542
Dividends and interest receivable	35,533	2,358
Prepaid expenses & other assets	12,104	4,055
TOTAL ASSETS	62,714,313	21,618,636

LIABILITIES
Options written, at value (premiums received $128,355 and $206,520, respectively)	114,525	77,100
Payable for investments purchased	611,578	490,896
Payable for options purchased	-	1,550
Investment advisory fees payable	5,641	24,631
Distribution (12b-1) fees payable	13,329	4,105
Fees payable to other affiliates	16,089	15,070
Accrued expenses and other liabilities	14,681	38,994
TOTAL LIABILITIES	775,843	652,346
NET ASSETS	$ 61,938,470	$ 20,966,290

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 65,050,799	$ 19,646,480
Accumulated net investment loss	(6,833)	-
Accumulated net realized loss from
security transactions and options transactions	(19,639,165)	(66,499)
Net unrealized appreciation of investments and options written	16,533,669	1,386,309
NET ASSETS	$ 61,938,470	$ 20,966,290

See accompanying notes to financial statements.

The Biondo Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
January 31, 2011

	The Biondo Growth Fund	The Biondo Focus Fund
Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$ 61,767,834	$ 20,966,290
Shares of beneficial interest outstanding	6,356,086	1,975,335
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 9.72	$ 10.61

Class C Shares:
Net Assets	$ 170,636	$ -
Shares of beneficial interest outstanding	17,665	-
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 9.66	$ -

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

The Biondo Funds
STATEMENTS OF OPERATIONS
For the Period Ended January 31, 2011

	The Biondo Growth Fund	The Biondo Focus Fund (a)
INVESTMENT INCOME
Dividends (net of $2,830 and $965 foreign taxes withheld)	$ 221,165	$ 17,362
Interest	61,157	714
TOTAL INVESTMENT INCOME	282,322	18,076

EXPENSES
Investment advisory fees	580,770	162,386
Distribution (12b-1) fees - Class C (b)	601	-
Distribution (12b-1) fees - Investor Class	145,042	27,064
Administration fees	55,599	36,952
Transfer agent fees	33,998	17,305
Registration fees	30,001	6,433
Fund accounting fees	29,499	21,262
Shareholder reporting expense	16,401	7,222
Audit fees	15,502	16,798
Custody fees	15,002	9,611
Compliance officer fees	14,501	8,221
Legal fees	11,300	5,918
Trustees' fees	3,501	7,222
Insurance expense	700	1,458
Other expenses	4,500	3,257
TOTAL EXPENSES	956,917	331,109

Less: Fees waived by the Advisor	(85,061)	-

NET EXPENSES	871,856	331,109
NET INVESTMENT LOSS	(589,534)	(313,033)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Investments	(1,005,721)	(5,452)
Options written	256,776	80,749
Net realized gain (loss)	(748,945)	75,297
Net change in unrealized appreciation (depreciation) on:
Investments	9,277,949	1,256,889
Options written	(12,493)	129,420
Net change in unrealized appreciation (depreciation)	9,265,456	1,386,309

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,516,511	1,461,606

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 7,926,977	$ 1,148,573

(a) The Biondo Focus Fund commenced operations on March 17, 2010.
(b)	The Biondo Growth Fund Class C Shares commenced operations on April 9, 2010.

See accompanying notes to financial statements.

The Biondo Funds
STATEMENTS OF CHANGES IN NET ASSETS

	The Biondo Growth Fund
	For the	For the
	Year Ended	Year Ended
	January 31, 2011 (a)	January 31, 2010
FROM OPERATIONS
Net investment loss	$ (589,534)	$ (379,525)
Net realized loss from investments and options written	(748,945)	(5,777,955)
Net change in unrealized appreciation of investments and options written	9,265,456	21,236,786
Net increase in net assets from operations	7,926,977	15,079,306

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	4,594,641	8,730,610
Class C	158,825	-
Payments for shares redeemed:
Investor Class	(9,201,655)	(3,430,226)
Redemption fee proceeds:
Investor Class	4,031	25
Net increase (decrease) in net assets from shares of beneficial interest	(4,444,158)	5,300,409

TOTAL INCREASE IN NET ASSETS	3,482,819	20,379,715

NET ASSETS
Beginning of Year	58,455,651	38,075,936
End of Year*	$ 61,938,470	$ 58,455,651
*Includes accumulated net investment loss of:	$ (6,833)	$ (7,499)

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	507,196	1,167,176
Shares Redeemed	(1,031,184)	(493,571)
Net increase (decrease) in shares of beneficial interest outstanding	(523,988)	673,605

SHARE ACTIVITY - CLASS C
Shares Sold	17,665	-
Shares Redeemed	-	-
Net increase in shares of beneficial interest outstanding	17,665	-

(a)	The Biondo Growth Fund Class C Shares commenced operations on April 9, 2010.

See accompanying notes to financial statements.

The Biondo Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

The Biondo Focus Fund
For the
Period Ended
January 31, 2011 (a)
FROM OPERATIONS
Net investment loss	$ (313,033)
Net realized gain from investments	75,297
Net change in unrealized appreciation of investments and options written	1,386,309
Net increase in net assets from operations	1,148,573

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	20,218,242
Payments for shares redeemed	(400,525)
Net increase in net assets from shares of beneficial interest	19,817,717

TOTAL INCREASE IN NET ASSETS	20,966,290

NET ASSETS
Beginning of Period	-
End of Period	$ 20,966,290

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	2,016,109
Shares Redeemed	(40,774)
Net increase in shares of beneficial interest outstanding	1,975,335

(a) The Biondo Focus Fund commenced operations on March 17, 2010.

See accompanying notes to financial statements.

The Biondo Growth Fund
FINANCIAL HIGHLIGHTS
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Investor Class
	Year Ended					Period Ended
	January 31,					January 31,
	2011		2010	2009	2008	2007 (1)

Net asset value, beginning of year	$ 8.50		$ 6.13	$ 10.62	$ 10.61	$ 10.00
Activity from investment operations:
Net investment income (loss) (8)	(0.09)		(0.05)	(0.05)	(0.02)	0.04
Net realized and unrealized gain (loss) on investments	1.31		2.42	(4.44)	0.27	0.61
Total income (loss) from investment operations	1.22		2.37	(4.49)	0.25	0.65

Paid-in-Capital from Redemption Fees (3)	0.00		0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	-		-	-	-	(0.04)
Net realized gains	-		-	-	(0.24)	-
Total distributions	-		-	-	(0.24)	(0.04)
Net asset value, end of year	$ 9.72		$ 8.50	$ 6.13	$ 10.62	$ 10.61
Total return (4)	14.35%		38.66%	(42.28)%	2.14%	6.53%	(5)
Net assets, end of year (in 000s)	$ 61,768		$ 58,456	$ 38,076	$ 62,547	$ 45,778

Ratio of gross expenses to average net assets (6)	1.65%		1.63%	1.61%	1.62%	1.90%	(7)
Ratio of net expenses to average net assets	1.50%		1.50%	1.50%	1.50%	1.50%	(7)
Ratio of net investment income (loss) to average net assets	(1.01)%		(0.78)%	(0.54)%	(0.26)%	0.63%	(7)
Portfolio turnover rate	59%		44%	45%	49%	8%	(5)

Class C
	Period Ended
	January 31,
	2011 (2)

Net asset value, beginning of period	$ 9.28
Activity from investment operations:
Net investment loss (8)	(0.13)
Net realized and unrealized gain on investments	0.51
Total income from investment operations	0.38

Net asset value, end of period	$ 9.66
Total return (4)	4.10%	(5)
Net assets, end of period (in 000s)	$ 171

Ratio of gross expenses to average net assets (6)	2.48%	(7)
Ratio of net expenses to average net assets	2.25%	(7)
Ratio of net investment loss to average net assets	(1.82)%	(7)
Portfolio turnover rate	59%	(5)
(1)	The Biondo Growth Fund Investor Class commenced operations on May 3, 2006.
(2)	The Biondo Growth Fund Class C Shares commenced operations on April 9, 2010.
(3) Amount represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable redemption fees.
(5) Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized.
(8)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

See accompanying notes to financial statements.

The Biondo Focus Fund
FINANCIAL HIGHLIGHTS
The table sets forth financial data for one share of beneficial interest outstanding throughout the period.

Investor Class
	Period Ended
	January 31,
	2011 (1)

Net asset value, beginning of period	$ 10.00
Activity from investment operations:
Net investment loss (5)	(0.24)
Net realized and unrealized gain on investments	0.85
Total income from investment operations	0.61

Net asset value, end of period	$ 10.61
Total return (2)	6.10%	(3)
Net assets, end of period (in 000s)	$ 20,966

Ratio of expenses to average net assets	3.05%	(4)
Ratio of net investment loss to average net assets	(2.88)%	(4)
Portfolio turnover rate	55%	(3)
(1) The Biondo Focus Fund commenced operations on March 17, 2010.
(2)	Total returns shown exclude the effect of applicable redemption fees.
(3) Not annualized.
(4) Annualized.
(5)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

See accompanying notes to financial statements.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS

January 31, 2011

1.

ORGANIZATION

The Biondo Growth Fund and The Biondo Focus Fund (collectively the “Funds”) are each a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005.  The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and are each an open-end management investment company.  The Biondo Growth Fund currently offers two classes of shares: Investor Class and Class C shares.  The Investor Class shares commenced operations on May 3, 2006 and the Class C shares commenced operations on April 9, 2010.  Both are offered at net asset value.  The Biondo Focus Fund currently offers Investor Class shares, which commenced operations on March 17, 2010.

The Biondo Growth Fund seeks capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s investment advisor to have above-average future growth potential relative to their peers.  The Biondo Focus Fund seeks long-term capital appreciation, which it pursues by investing primarily in a combination of long and short positions in (1) common stock of  U.S. companies of any capitalization; (2) American depositary receipts (“ADRs”) representing common stock of foreign companies; (3) investment grade fixed income securities; (4) exchange-traded funds ("ETFs") that invest primarily in (i) common stocks of U.S. companies, (ii) ADRs or (iii) investment grade fixed income securities; and (5) options on common stock, ADRs and ETFs.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Options contracts listed on a securities exchange or board of trade  for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date.   Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date.  Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2011

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of January 31, 2011 for the Funds’ assets and liabilities measured at fair value:

The Biondo Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock & Warrants	$ 59,686,580	$ -	$ -	$ 59,686,580
Bond & Notes	-	1,528,705	-	1,528,705
Short-Term Investments	-	1,407,749	-	1,407,749
Total	$ 59,686,580	$ 2,936,454	$ -	$ 62,623,034

Liabilities	Level 1	Level 2	Level 3	Total
Open Written Options	$ 114,525	$ -	$ -	$ 114,525

The Biondo Focus Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock & Warrants	$ 17,972,957	$ -	$ -	$ 17,972,957
Short-Term Investments	-	3,608,841	-	3,608,841
Total	$ 17,972,957	$ 3,608,841	$ -	$ 21,581,798

Liabilities	Level 1	Level 2	Level 3	Total
Open Written Options	$ 77,100	$ -	$ -	$ 77,100

The Funds did not hold any Level 3 securities during the period.

There were no significant transfers into and out of Level 1 & 2 during the period.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities.  Dividend income is recorded on the ex-dividend date.  Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually.  Distributable net realized capital gains, if any, are declared and distributed annually.  Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions to shareholders are recorded on ex-dividend date.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2011

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders.  Therefore, no provision for Federal income tax is required.  The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Funds’ 2011 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options.  Call options are purchased to hedge against an increase in the value of securities held in the Funds’ portfolios.  If such an increase occurs, the call options will permit the Funds to purchase the securities underlying such options at the exercise price, not at the current market price.  Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolios.  If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2011

For the year ended January 31, 2011, the Biondo Growth Fund and the Biondo Focus Fund had gains of $256,776 and $80,749, respectively, on options and these gains are included in the line item marked “Net realized gain from options written” on the Statements of Operations in this shareholder report.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The number of option contracts written and the premiums received by the Funds during the year ended January 31, 2011, were as follows:

	The Biondo Growth Fund		The Biondo Focus Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	625	$ 163,573	-	$ -
Options written	4,885	1,770,174	375	346,827
Options exercised	(755)	(403,668)	(90)	(38,757)
Options expired	(830)	(76,084)	-	-
Options closed	(3,775)	(1,325,640)	(173)	(101,550)
Options outstanding, end of period	150	$ 128,355	112	$ 206,520

Use of Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended January 31, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

	Biondo Growth Fund
Fund	Purchases	Sales
Biondo Growth Fund	$ 32,652,056	$ 34,578,369
Biondo Focus Fund	22,876,943	6,114,586

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2011

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. Biondo Investment Advisors, LLC serves as the Funds’ Investment Advisor (the “Advisor”). The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an Advisory Agreement with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of each Fund’s average daily net assets as follows:

Fund
Biondo Growth Fund	1.00%
Biondo Focus Fund	1.50%

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2012, to waive a portion of its advisory fee and has agreed to reimburse a portion of The Biondo Growth Fund’s other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) does not exceed the following per class:

Fund	Investor Class	Class C
Biondo Growth Fund	1.50%	2.25%
Biondo Focus Fund	2.85%	N/A

These amounts will herein be referred to as the “expense limitations.”  For the year ended January 31, 2011, the Advisor waived fees in the amount of $85,061 for The Biondo Growth Fund.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Biondo Growth Fund’s operating expenses are subsequently lower than its expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed the expense limitation.  If operating expenses subsequently exceed the expense limitation, the reimbursements for such Fund shall be suspended.  The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).  The Board may terminate this expense reimbursement arrangement at any time.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2011

As of January 31, 2011, the Advisor has $211,214 of waived expenses that may be recovered by the following dates:

Fund	January 31, 2012	January 31, 2013	January 31, 2014
Biondo Growth Fund	$ 63,764	$ 62,389	$ 85,061
Biondo Focus Fund	$ -	$ -	$ -

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares for The Biondo Growth and The Biondo Focus Funds and 1.00% of the average daily net assets attributable to the Class C shares for the Biondo Growth Fund and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.  During the year ended January 31, 2011, the 12b-1 fees accrued amounted to $145,643 and $27,064 for The Biondo Growth Fund and The Biondo Focus Fund, respectively.

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s shares.   The Distributor is an affiliate of GFS.

Each Fund pays its pro-rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor.  Each Fund pays the chairperson of the audit committee its pro-rata share of an additional $2,500 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  Each Fund pays GFS an asset-based fee in decreasing amounts as each Fund’s assets reach certain breakpoints.  Each Fund is subject to a minimum annual fee. Each Fund also pays GFS for any out-of-pocket expenses.   Each Fund’s fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 per annum or

-

10 basis points or 0.10% per annum on the first $100 million in net assets

-

8 basis points or 0.08% per annum on the next $150 million in net assets

-

6 basis points or 0.06% per annum on net assets greater than $250 million

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2011

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of each Fund for the previous month. Each Fund pays GFS a base annual fee, $30,000 for The Biondo Growth Fund and $24,000 for The Biondo Focus Fund, plus a basis point fee in decreasing amounts as each Fund’s assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

A portion of the amount paid during the year ended January 31, 2011 was accrued for in prior year for The Biondo Growth Fund.

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Funds each pay GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges per Fund.   The annual minimum per Fund share class is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration. Pursuant to the terms of the Funds’ Custody Agreement with Union Bank (the “Custody Agreement”), the Funds each pay an asset-based custody fee.  Each Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement.  GFS receives a portion of these fees for performing certain custody administration services.   GFS’s share of such fees collected for the year ended January 31, 2011, are summarized in the table below.  The Custody fees listed in the Statements of Operations include the fees paid to GFS as Custody Administrator.  Prior to November 19, 2010, the Funds’ Custodian was Bank of New York.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.  Under the terms of such agreement, NLCS receives from each Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  The expenses incurred for compliance services pursuant to the Trust’s Agreement with NLCS, for the year ended January 31, 2011 are summarized in the table below.  Such fees would be included in the line item marked “Compliance officer fees” on the Statements of Operations in this shareholder report.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2011

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Fees GemCom collected for Edgar and printing services performed, for the year ended January 31, 2011, are summarized in the table below.  Such fees would be included in the line item marked “Shareholder reporting expense” on the Statements of Operations in this shareholder report.

Fund	Custody	Compliance	GemCom
Biondo Growth Fund	$ 1,935	$ 14,501	$ 13,562
Exchange Traded Funds	$ -	$ -	$ -
Biondo Focus Fund	$ 456	$ 8,221	$ 1,630

5. REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Funds.  For the year ended January 31, 2011, The Biondo Growth Fund and The Biondo Focus Fund assessed $4,031 and $0, in redemption fees, respectively.

6. TAX COMPONENTS OF CAPITAL

As of January 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions and options transactions is primarily attributable to the tax deferral of losses on wash sales and straddles.  The difference between book basis and tax basis undistributed ordinary income for the Growth Fund is primarily attributable to the unamortized portion of organizational expenses for tax purposes of $6,833.

At January 31, 2011, The Growth Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2011

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Growth Fund incurred and elected to defer such capital losses as follows:

Permanent book and tax differences primarily attributable to net operating losses and tax treatment of short-term capital gains, resulted in reclassification for the Funds for the period ended January 31, 2011 as follows:

7. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

8.  SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Biondo Growth Fund and The Biondo Focus Fund

and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of The Biondo Growth Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of January 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the four-year period then ended and for the period May 3, 2006 (commencement of operations) through January 31, 2007.  We have also audited the accompanying statement of assets and liabilities of The Biondo Focus Fund, a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolio of investments, as of January 31, 2011, and the related statements of operations and changes in net assets and the financial highlights for the period March 17, 2010 (commencement of operations) through January 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of January 31, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Biondo Growth Fund and The Biondo Focus Fund, as of January 31, 2011, the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

                 BBD, LLP

Philadelphia, Pennsylvania

March 23, 2011

The Biondo Funds

SUPPLEMENTAL INFORMATION (Unaudited)

January 31, 2011

Renewal of Advisory Agreement – Biondo Growth Fund

In connection with a regular meeting held on September 22, 2010 (the “Meeting”), the Board, including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), considered the renewal of an investment advisory agreement (the “Agreement”) between Biondo Investment Advisors, LLC (“Adviser”) and the Trust, on behalf of the Biondo Growth Fund (the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Agreement from the Adviser.  These materials included: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Fund’s performance compared with key indices.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the nature of the Adviser’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed the Adviser’s financial statements and concluded that the Adviser is sufficiently well capitalized (or has other financial resources) to meet the obligations to the Fund. The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board's expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of the Adviser’s past performance, as well as other factors relating to its track record.  The Trustees discussed the impact of the Fund’s underperformance in 2008, and the impact of that year on the three year data. They noted the relatively good performance during more recent periods. The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser charges a 1.00% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operations expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees considered the expense ratio for the Fund, and expense ratios of a peer group of funds. It was noted that many of the Fund’s shareholders are clients of the Fund’s adviser, and the shareholders are comfortable with these fees because they have been clients of the adviser for a long period of time.  The Trustees concluded that the Fund’s advisory fee ratio were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  It also considered the profits realized by the Adviser from other activities related to the Fund.  The Trustees concluded that the Adviser’s level of profitability from its relationship to Fund was not excessive.

The Biondo Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

January 31, 2011

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

  Approval of Advisory Agreement – Biondo Focus Fund

In connection with a regular meeting held on December 14, 2009, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Biondo Investment Advisors, LLC (“BIA” or the “Adviser”) and the Trust, on behalf of Biondo Focus Fund (the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of a composite the Adviser’s separately managed accounts and appropriate indices with respect to the composite; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Adviser; and (d) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser regarding the Fund’s investment strategies.  The Board then reviewed the financial statements of BIA and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Trust.  The Trustees discussed the extent of the Adviser’s research capabilities and the experience of its fund management personnel.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund.  However, the Board, including the Independent Trustees, considered the BIA’s past performance managing a Fund in NLFT, and BIA’s past performance with this strategy audited by Ashland, Inc..  The Board concluded that the Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that BIA would charge a 1.50% annual advisory fee based on the average net assets of the Fund.  In response to questions from the Board, the Adviser explained that the large cap growth category was appropriate due to the large cap bias of the strategy. The Adviser also stated that separately managed accounts pay 1.50% to 2.00% with lower negotiated fees for accounts over $10 million. The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Fund expected to receive from the Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

The Biondo Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

January 31, 2011

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by the Adviser from other activities related to the Fund. The Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

The Biondo Funds

EXPENSE EXAMPLES (Unaudited)

January 31, 2011

As a shareholder of The Biondo Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in The Biondo Growth Fund and The Biondo Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2010 through January 31, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Biondo Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 8/1/10	Ending Account Value 1/31/11	Expenses Paid During Period 8/1/10 – 1/31/11*	Expense Ratio During Period 8/1/10 – 1/31/11**
The Biondo Growth Fund:
Investor Class	$1,000.00	$ 1,148.90	$ 8.12	1.50%
Class C	1,000.00	1,144.50	12.16	2.25%
The Biondo Focus Fund	1,000.00	1,147.00	15.37	2.84%

Hypothetical (5% return before expenses)	Beginning Account Value 8/1/10	Ending Account Value 1/31/11	Expenses Paid During Period 8/1/10 – 1/31/11*	Expense Ratio During Period 8/1/10 – 1/31/11**
The Biondo Growth Fund:
Investor Class	$1,000.00	$1,017.64	$ 7.63	1.50%
Class C	1,000.00	1,013.86	11.42	2.25%
The Biondo Focus Fund	1,000.00	1,010.89	14.39	2.84%

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184 days) divided by the number of days in the fiscal year (365).

** Annualized.

The Biondo Funds

TRUSTEES AND OFFICERS (Unaudited)

January 31, 2011

This chart provides information about the Trustees and Officers who oversee the Portfolio.  Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

                        Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan Age: 66	Trustee Since 2005	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005).	76	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl Age: 60	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	76

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust and Global Real Estate Fund

Gary W. Lanzen Age: 56	Trustee Since 2005	Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	76	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor Age: 46	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	76	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

The Biondo Funds

TRUSTEES AND OFFICERS (Unaudited) (Continued)

January 31, 2011

                        Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Age: 58	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	76	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 48	Secretary Since 2005	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC; (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

The Biondo Funds

TRUSTEES AND OFFICERS (Unaudited) (Continued)

January 31, 2011

James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Assistant Secretary Since 2010	Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 33	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A
Lynn Bowley Age: 52	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this shareholder report.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-672-9152.

INVESTMENT ADVISOR

Biondo Investment Advisors, LLC

540 Routes 6 & 209, PO Box 909

Milford, Pennsylvania 18337

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $ 28,000

2010 - $ 14,000

2009 - $ 13,500

(b)

Audit-Related Fees

2011 - None

2010 – None

2009 - None

(c)

Tax Fees

2011 – $ 4,000

2010 – $ 2,000

2009 – $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 - None

2010 - None

2009 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

2010

2009

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $ 4,000

2010 - $ 2,000

2009 - $ 2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/7/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

4/7/11

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/7/11